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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.             )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
FEI COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

5350 NE Dawson Creek Drive
Hillsboro, Oregon 97124-5793

May 5, 2004

SUPPLEMENT TO PROXY STATEMENT
FOR
2004 ANNUAL MEETING OF SHAREHOLDERS
To Be Held On May 20, 2004

        This supplement to our proxy statement for our 2004 Annual Meeting of Shareholders (the Annual Meeting) is being provided to you in order to correct an error in the proxy card. In our original proxy statement filed with the Securities and Exchange Commission (the SEC) on April 14, 2004, the proxy card mistakenly omitted the name of Mr. Donald R. VanLuvanee from the list of nominees named under "Proposal 1—Election of Directors." Mr. VanLuvanee's nomination to serve on our Board of Directors and background are described starting on page 4 of the proxy statement.

        Attached to this supplement is a corrected proxy card that now lists Mr. VanLuvanee as a director nominee. We ask all shareholders, whether they have already voted or not, to submit the revised proxy card to vote at the Annual Meeting. To cast your vote, please follow the instructions on your proxy card.

        You may attend the meeting in person even though you have voted; retention of the proxy card is not necessary for admission to the meeting.

        You should have already received a copy of our proxy statement, but if you would like another copy of the proxy statement you may:

  •
  contact Jeanne Johnston at (503) 726-7500 and we will mail a copy to you free of charge; or

  •
  input the following address into your internet browser: http://ir.thomsonfn.com/InvestorRelations/SecFilings.aspx?partner=8056

FEI COMPANY
Proxy for Annual Meeting of Shareholders to be Held on May 20, 2004

The undersigned hereby names, constitutes and appoints Vahé A. Sarkissian, Robert S. Gregg and Bradley J. Thies, or any one of them acting in absence of the others, with full power of substitution, my true and lawful attorneys and Proxies for me and in my place and stead to attend the Annual Meeting of the Shareholders of FEI Company (the "Company") to be held at 9:00 a.m. on Thursday, May 20, 2004, and at any adjournment thereof, and to vote all the shares of common stock held of record in the name of the undersigned on March 22, 2004, with all the powers that the undersigned would possess if he were personally present.

1. PROPOSAL 1—Election of Directors	☐	FOR all nominees listed below
	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

Dr. Michael J. Attardo	Wilfred J. Corrigan	Thomas F. Kelly	Dr. William W. Lattin	Donald R. VanLuvanee
Jan C. Lobbezoo	Dr. Gerhard Parker	James T. Richardson	Vahé A. Sarkissian

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF
THE NOMINEES NAMED ABOVE.

2.
To consider and vote on a proposal to amend the 1995 Stock Incentive Plan (i) to increase the number of shares of our common stock reserved for issuance under the plan from 6,000,000 to 7,000,000; (ii) to increase the number of shares automatically granted to directors under the plan and (iii) to permit all non-employee directors to receive automatic stock option grants under the plan.

FOR PROPOSAL 2 ☐    AGAINST PROPOSAL 2 ☐    ABSTAIN ON PROPOSAL 2 ☐

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
APPROVAL OF PROPOSAL 2

3.
To consider and vote on a proposal to amend the FEI Employee Share Purchase Plan to increase the number of shares of our common stock reserved for issuance under the plan from 950,000 to 1,450,000.

FOR PROPOSAL 3 ☐    AGAINST PROPOSAL 3 ☐    ABSTAIN ON PROPOSAL 3 ☐

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
APPROVAL OF PROPOSAL 3

4.
To transact such other business as may properly come before the meeting or at any and all postponements or adjournments of the meeting.

THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE COMPANY. IF NO SPECIFIC DIRECTION IS GIVEN AS TO ANY OF THE ABOVE ITEMS, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2 and 3.

Signature(s)	Dated		2004
		,
NOTE:	Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

I do (  ) do not (  ) plan to attend the meeting. (Please check)

The shareholder signed above reserves the right to revoke this Proxy at any time prior to its exercise by written notice delivered to the Company's Secretary at the Company's corporate offices at 5350 NE Dawson Creek Drive, Hillsboro, Oregon 97124, prior to the Annual Meeting. The power of the Proxy holders shall also be suspended if the shareholder signed above appears at the Annual Meeting and elects in writing to vote in person.

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/fei		Telephone 1-800-435-6710		Mail
Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the Internet at: http://www.feicompany.com

You can now access your FEI Company account online.

Access your FEI Company shareholder account online via Investor ServiceDirectSM (ISD).

Mellon Investor Services LLC, Transfer Agent for FEI Company, now makes it easy and convenient to get current information on your shareholder account.

•	View account status	•	View payment history for dividends
•	View certificate history	•	Make address changes
•	View book-entry information	•	Obtain a duplicate 1099 tax form
		•	Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com

For Technical Assistance Call 1-877-978-7778 between 9am–7pm
Monday–Friday Eastern Time

Investor ServiceDirect® is a registered trademark of Mellon Investor Services LLC

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SUPPLEMENT TO PROXY STATEMENT FOR 2004 ANNUAL MEETING OF SHAREHOLDERS To Be Held On May 20, 2004